                                                                   EXHIBIT 10.27

                AMENDMENT TO MANAGEMENT EQUITY ROLLOVER AGREEMENT

            AMENDMENT TO MANAGEMENT EQUITY ROLLOVER AGREEMENT ("Amendment") dated as of December 15, 2003, by and among TA Operating Corporation, a Delaware corporation (the "Company"), TravelCenters of America, Inc., a Delaware corporation ("Holdings"), and Edwin P. Kuhn (the "Employee").

            WHEREAS, Holdings, as successor by merger to TCA Acquisition Corporation, and the Employee are parties to a Management Equity Rollover Agreement dated November 9, 2000 (the "Management Equity Rollover Agreement"); and

            WHEREAS, the parties have previously amended the Management Equity Rollover Agreement pursuant to that certain Amendment No. 2 to Employment Agreement, dated as of December 31, 2002.

            WHEREAS, the parties desire to further modify the Management Equity Rollover Agreement as hereinafter set forth; and

            WHEREAS, Section 11.2(b) of the Management Equity Rollover Agreement permit the parties thereto to amend such agreement in a writing signed by each party.

            NOW, THEREFORE, in consideration of the parties' mutual desire to modify the Management Equity Rollover Agreement, and the mutual covenants herein contained, the parties agree as follows effective December 15, 2003:

            Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Management Equity Rollover Agreement.

            1. Section 4.1 of the Management Equity Rollover Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

            "4.1 Repurchase - Death or Disability. In the event of a termination of Management Employee's employment with the Company (a "Termination") by reason of Management Employee's death or Disability, then the Company, by written notice delivered within sixty (60) days after the Termination (the "Call Exercise Notice") to the Management Employee or his estate, legal representative or committee, as the case may be (the "Departing Purchaser"), shall have the right, but not the obligation to purchase, and if the Company exercises such right, the Departing Purchaser and any Permitted Transferees shall have the obligation to sell, such number of TravelCenters Common Stock specified in the Call Exercise Notice, which number may be any or all of the TravelCenters Common Stock held by the Departing Purchaser and any Permitted Transferees, at a price per share equal to the Fair Market Value thereof as of the date of such Termination. In the event that, following the Termination, the Company does not exercise its right under this section to repurchase the TravelCenters Common Stock held by the Departing Purchaser, then until sixty (60) days following the date on which the Company ceased to be entitled to purchase such TravelCenters Common Stock pursuant to this section (or affirmatively waived in writing its right to do so) such Departing Purchaser shall have the right and option (the "Put Option") to require the Company to purchase any or all of the TravelCenters Common Stock held by such Departing Purchaser and such Departing Purchasers' Permitted Transferees by delivering written notice of exercise (the "Put Exercise Notice") to the Company setting forth the number of such TravelCenters Common Stock subject to the Put Option. If the Departing Purchaser shall exercise the Put Option, then the Company shall purchase and the Departing Purchaser and such Departing Purchaser's Permitted Transferees shall sell, such number of TravelCenters Common Stock set forth in the Put Exercise Notice held by such persons at a price per share equal to the Fair Market Value thereof as of the date of such Termination.

            IN WITNESS WHEREOF, the parties have executed this Amendment to Management Equity Rollover Agreement as of the date first above written.

                                 TRAVELCENTERS OF AMERICA, INC.
                                                ("Holdings")

                                 By:    /s/ James W. George
                                        ----------------------------------------

                                 Name:  James W. George
                                        ----------------------------------------

                                 Title: Executive VP and Chief Financial Officer
                                        ----------------------------------------

                                 TA OPERATING CORPORATION
                                                ("Company")

                                 By:    /s/Edwin P. Kuhn
                                        ----------------------------------------

                                 Name:  Edwin P. Kuhn
                                        ----------------------------------------

                                 Title: Chief Executive Officer
                                        ----------------------------------------

                                                Edwin P. Kuhn

                                                ("Employee")


                                       3